Putnam
Investment
Grade
Municipal
Trust

SEMIANNUAL REPORT

May 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The $1.3 trillion municipal bond market has become especially attractively priced relative to the Treasury market -- a condition that has not occurred since the flat-tax scare of 1996. Municipal bonds (as represented by 30-year insured municipals) are now offering almost 90% of the yield of long-term Treasury bonds. Since the typical level is 84%, this makes their current prices remarkably low.

During the year, the Federal Reserve Board has remained on the sidelines in deference to the noninflationary economic environment and fears of the eventual impact of Asia's troubles on the United States. Within this relatively tranquil, yet cautious environment, Putnam Investment Grade Municipal Trust delivered what we promised: a steady stream of income exempt from federal taxes along with relatively low share price volatility. Your fund produced returns of 3.46% at net asset value and -2.09% at market price for the six months ended May 31, 1998. Please see pages 5 and 6 for more information.

The first half of 1998 was also notable for its huge incremental supply, including the sale of the largest municipal bond issue in history -- $3.4 billion by the Long Island Power Authority (LIPA). Before the bonds were sold in May, investors worried that the increased supply would drag down prices; but because of the ongoing demand and prevailing attractive prices, the market easily absorbed this huge issue and the all-important supply/demand ratios have remained in balance. We were pleased to purchase $4 million of the LIPA bonds for your fund's portfolio.

Your fund's significant position in the transportation industry has been bolstered by positive earnings that stem from strong passenger demand and low fuel prices, particularly in the airline sector. Standard & Poor's has raised the credit outlook for American Airlines to positive from stable. Other airline-related bonds in the portfolio include those backed by United Airlines and Continental Airlines. These bonds already carry positive credit outlooks, reflecting the industry's and each company's good health. While these holdings were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

The demand for cheaper electricity, combined with new power plant technology and federal legislation, set the stage for the deregulation of utilities several years ago. Since then, the restructuring of the utility industry has created some dynamic investment opportunities for the fund. For example, one of the fund's utility holdings, Nevada Power, has proposed a merger with Sierra Pacific Resources, which holds a higher credit rating from Moody's and S&P. This merger should help the lower-rated Nevada Power reduce costs and improve cash flow with the overall impact of enhancing investor security in its bonds.

Also noteworthy is the unusually flat tax-exempt yield curve. The current spread between long-term and short-term yields is remarkably small. With 30-year bonds paying only a modest 30 to 40 basis points over 10-year bonds, investors are not sufficiently compensated for taking on the higher risk. For this reason, we have found the best value (attractive yield with minimal volatility) in the intermediate range of the yield curve -- anywhere from 8 to 15 years.

Your fund's manager, Richard Wyke, remains focused on sustaining the fund's dividend level in a market in which higher yielding bonds are steadily called away. As he replaces the called bonds, his goal is to acquire bonds with at least four years of call protection. This strategy should help maintain a certain level of income even if interest rates continue to stay low or fall.

[GRAPHIC OMITTED: PIE CHART OF CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

B -- 2.7%

Ba -- 5.2%

Baa -- 30.1%

A -- 12.0%

VMIGI -- 0.5%

Aaa -- 46.9%

Aa -- 2.6%

Footnote reads:
* As a percentage of market value as of 5/31/98. A bond rated Baa or higher is considered investment grade. All ratings relfect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

While interest rates may remain low, we believe that the inflation rate is the key economic variable to watch in the second half of 1998. Because we expect continued U.S. economic growth to be supported by consumer demand, low interest rates, and the wealth effect of a bull market, there is the potential for a rise in inflation. Consequently, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe that a cautious strategy will produce the best returns in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking a high level of current income, free from federal income tax, as is consistent with the preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                                                   Lehman Bros.
                                                    Municipal
                                            Market     Bond          Consumer
                                     NAV    price     Index         Price Index
------------------------------------------------------------------------------
6 months                            3.46%   -2.09%     3.78%           0.80%
------------------------------------------------------------------------------
1 year                             10.31     6.79      9.39            1.69
------------------------------------------------------------------------------
5 years                            35.82    49.57     38.53           12.90
Annual average                      6.31     8.38      6.74            2.46
------------------------------------------------------------------------------
Life of fund (10/26/89)           109.29   124.48     96.00           29.62
Annual average                      8.98     9.87      8.16            3.07
------------------------------------------------------------------------------

All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/98

------------------------------------------------------------------------------
Distributions (number)                                 6
------------------------------------------------------------------------------
Income                                               $0.48
------------------------------------------------------------------------------
  Total                                              $0.48
------------------------------------------------------------------------------
Preferred shares Series A (1,400 shares)
------------------------------------------------------------------------------
Income                                             $1,875.71
------------------------------------------------------------------------------
  Total                                            $1,875.71
------------------------------------------------------------------------------
Share value (common shares)         NAV                        Market price
------------------------------------------------------------------------------
11/30/97                          $12.05                         $14.750
------------------------------------------------------------------------------
 5/31/98                           12.03                          13.937
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1              7.98%                           6.89%
------------------------------------------------------------------------------
Taxable equivalent2                13.21                           11.40
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                                            NAV           Market price
------------------------------------------------------------------------------
6 months                                    2.20%            1.00%
------------------------------------------------------------------------------
1 year                                      9.09             8.64
------------------------------------------------------------------------------
5 years                                    33.13            51.41
Annual average                              5.89             8.65
------------------------------------------------------------------------------
Life of fund (10/26/89)                   109.99           134.84
Annual average                              8.92            10.34
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
May 31, 1998 (Unaudited)

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll.  -- Government National Mortgage Association Collateralized
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (98.5%) (a)
PRINCIPAL AMOUNT                                                                                        RATINGS (RAT)     VALUE


Alabama (1.6%)
-------------------------------------------------------------------------------------------------------------------------------
     $      5,500,000   Gadsden East, Med. Clinic Board Rev. Bonds
                           (Baptist Hosp. of Gadsden Inc.),
                           Ser. A, 7.8s, 11/1/21                                                           BBB   $    6,235,625

California (9.1%)
-------------------------------------------------------------------------------------------------------------------------------
            2,000,000   Anaheim, Pub. Fin. Auth. Tax Allocation Rev. Bonds
                           MBIA, 8.95s, 12/28/18                                                           Aaa        2,570,000
            1,800,000   CA State, Econ. Dev. Fin. Auth. Rev. Bonds
                           (Volk Enterprises, Inc.) 3.75s, 6/1/21                                          A-1+       1,800,000
            4,650,000   CA State U. IFB, AMBAC, 9.71s, 11/1/21
                           (acquired various dates from 8/5/91 to 8/31/94,
                           cost $4,659,603) (RES)                                                          Aaa        5,440,500
            5,200,000   Central Valley Fin. Auth. Rev. Bonds (Carson Ice),
                           6s, 7/1/09                                                                      BBB-       5,505,500
                        Los Angeles Cnty., Metro. Trans. Auth. Sales Tax
                           Rev. Bonds, MBIA
            3,235,000      1st Tier Lien, Ser. A, 5 3/4s, 7/1/11                                           Aaa        3,509,975
            3,030,000      2nd Tier Lien, 5 5/8s, 7/1/11                                                   Aaa        3,261,038
            4,425,000   Los Angeles, Regl. Arpt. Impt. Corp. Lease
                           Rev. Bonds (Continental Airlines), 9s, 8/1/17                                   B+         4,543,856
            1,400,000   Orange Cnty., Local Trans. Auth. IFB, FGIC,
                           7.911s, 2/14/11 (acquired 2/6/96,
                           cost $1,474,153) (RES)                                                          Aaa        1,641,500
            2,550,000   Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                           Management), 7 7/8s, 12/1/13                                                    Baa        2,652,765
            4,625,000   San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                           FGIC, 5s, 5/15/25                                                               Aaa        4,497,813
                                                                                                                   ------------
                                                                                                                     35,422,947

Colorado (8.7%)
-------------------------------------------------------------------------------------------------------------------------------
                        CO Hsg. Fin. Auth. Rev. Bonds (Single Fam.)
            2,000,000      Ser. B-2, 7s, 5/1/26                                                            Aa2        2,272,500
            1,000,000      Ser. B-3, 6.8s, 11/1/28                                                         Aa2        1,135,000
                        Denver, City & Cnty. Arpt. Rev. Bonds
              265,000      Prerefunded, Ser. A, 8 3/4s, 11/15/23                                           Aaa          308,394
              735,000      Ser. A, 8 3/4s, 11/15/23                                                        Baa1         846,169
              410,000      Prerefunded, Ser. A, 8 1/2s, 11/15/23                                           Aaa          459,200
            4,365,000      Ser. A, 8 1/2s, 11/15/23                                                        Baa1       4,839,694
              420,000      Prerefunded, Ser. A, 8 1/4s, 11/15/12                                           Aaa          467,775
            4,480,000      Ser. A, 8 1/4s, 11/15/12                                                        Baa1       4,956,000
            1,380,000      Prerefunded, Ser. A, 8s, 11/15/25                                               Aaa        1,549,050
            3,820,000      Ser. A, 8s, 11/15/25                                                            Baa1       4,240,200
            1,670,000      Prerefunded, Ser. D, 7 3/4s, 11/15/21                                           Aaa        1,891,275
            3,000,000      Ser. D, 7 3/4s, 11/15/13                                                        Baa1       3,802,500
            6,330,000      Ser. D, 7 3/4s, 11/15/21                                                        Baa1       7,073,775
                                                                                                                   ------------
                                                                                                                     33,841,532

Connecticut (1.8%)
-------------------------------------------------------------------------------------------------------------------------------
            4,825,000   CT State Dev. Auth. Poll. Control Rev. Bonds
                           (New England Power Co.), 7 1/4s, 10/15/15                                       A+         5,114,500
            2,000,000   CT State Res. Recvy. Auth. Muni. Rev. Bonds
                           (Bridgeport Service Fee), Ser. A, 7 1/2s, 1/1/09                                A-         2,071,780
                                                                                                                   ------------
                                                                                                                      7,186,280

District of Columbia (0.7%)
-------------------------------------------------------------------------------------------------------------------------------
            2,500,000   DC Rev. Bonds (Georgetown U.), Ser. B,
                           7.15s, 4/1/21                                                                   A1         2,605,375

Florida (3.7%)
-------------------------------------------------------------------------------------------------------------------------------
           11,065,000   Broward Cnty., Resource Recvy. Rev. Bonds
                           (SES Broward Cnty. LP South), 7.95s, 12/1/08                                    A         11,936,369
            2,000,000   Hernando Cnty., Indl. Dev. Rev. Bonds
                           (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                         B+/P       2,335,000
                                                                                                                   ------------
                                                                                                                     14,271,369

Georgia (2.9%)
-------------------------------------------------------------------------------------------------------------------------------
            4,000,000   Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                           (Oglethorpe Pwr. Co.), MBIA, 8s, 1/1/22                                         Aaa        4,725,000
            4,800,000   De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                           (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                                 BBB+/P     5,226,000
            1,000,000   GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                           Hlth. Care Syst.), Ser. B, MBIA, 8.698s, 8/1/10                                 Aaa        1,182,500
                                                                                                                   ------------
                                                                                                                     11,133,500
Hawaii (1.7%)
-------------------------------------------------------------------------------------------------------------------------------
            5,500,000   HI State Dept. of Budget & Fin. Special Purpose
                           Mtge. IFB, 9.081s, 11/1/21                                                      Aaa        6,441,875

Illinois (0.7%)
-------------------------------------------------------------------------------------------------------------------------------
            2,385,000   Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                           (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                                 Baa2       2,671,200

Indiana (1.2%)
-------------------------------------------------------------------------------------------------------------------------------
              465,000   Indiana Bond Bank Note (Special Loan Program),
                           Ser. B, 8 1/2s, 2/1/18                                                          A+           477,127
            3,000,000   Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                           (United Airlines), Ser. A, 6 1/2s, 11/15/31                                     Baa2       3,258,750
            1,000,000   Rockport, Indl. Poll. Control Rev. Bonds (Indiana-
                           Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                                      Aaa        1,102,500
                                                                                                                   ------------
                                                                                                                      4,838,377

Kansas (1.3%)
-------------------------------------------------------------------------------------------------------------------------------
            4,500,000   Burlington, Poll. Control Rev. Bonds (Kansas Gas &
                           Electric Co.), MBIA, 7s, 6/1/31                                                 Aaa        4,933,125

Louisiana (7.3%)
-------------------------------------------------------------------------------------------------------------------------------
            9,250,000   St. Charles Parish, Poll. Control Rev. Bonds
                           (LA Pwr. & Lt. Co.), 8s, 12/1/14                                                Baa3       9,943,750
                        W. Feliciana, Parish Poll. Control Rev. Bonds
                           (Gulf States Util. Co.)
            2,500,000      8s, 12/1/24                                                                     Ba1        2,671,875
            5,100,000      Ser. II, 7.7s, 12/1/14                                                          Ba1        5,712,000
            3,000,000      Ser. III, 7.7s, 12/1/14                                                         Ba1        3,360,000
            6,000,000      Ser. A, 7 1/2s, 5/1/15                                                          BB+        6,712,500
                                                                                                                   ------------
                                                                                                                     28,400,125

Maine (1.4%)
-------------------------------------------------------------------------------------------------------------------------------
            5,000,000   ME Fin. Auth. Solid Waste Recycling Fac.
                           Rev. Bonds (Great Northern Paper-Bowater),
                           7 3/4s, 10/1/22                                                                 Baa1       5,600,000

Maryland (1.4%)
-------------------------------------------------------------------------------------------------------------------------------
            3,035,000   MD Econ. Dev. Corp. Hlth. Care Facs. Rev. Bonds
                           (Crescent Cities), Ser. A, GNMA Coll.,
                           5.45s, 12/20/37                                                                 AAA        3,072,938
            2,000,000   MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                           (Doctors Cmnty. Hosp.), 8 3/4s, 7/1/12                                          Aaa        2,227,500
                                                                                                                   ------------
                                                                                                                      5,300,438
Massachusetts (5.4%)
-------------------------------------------------------------------------------------------------------------------------------
            8,750,000   MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                           Central MA), Ser. B, AMBAC, 8.82s, 6/23/22                                      Aaa       11,254,688
            4,000,000   MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                           (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                                Baa3       4,255,000
            5,000,000   MA State Indl. Fin. Agcy. Rev. Bonds (Cape Cod
                           Hlth. Syst. Issue), 8 1/2s, 11/15/20                                            Aaa        5,618,750
                                                                                                                   ------------
                                                                                                                     21,128,438

Michigan (2.0%)
-------------------------------------------------------------------------------------------------------------------------------
            1,715,000   Detroit, Dev. Fin. Auth. Tax Increment G.O. Bonds
                           Ser. A, 9 1/2s, 5/1/21                                                          BBB+/P     2,128,744
            2,200,000   Detroit, Wtr. Supply Syst. IFB, FGIC, 8.613s, 7/1/22                               Aaa        2,574,000
            2,900,000   MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                           (Mercy Svcs. for Aging), 9.4s, 5/15/20                                          AAA/P      3,219,000
                                                                                                                   ------------
                                                                                                                      7,921,744

Mississippi (2.1%)
-------------------------------------------------------------------------------------------------------------------------------
            7,950,000   Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                           South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                                    Ba1        8,380,970

Missouri (3.2%)
-------------------------------------------------------------------------------------------------------------------------------
            2,500,000   MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                           (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                                      Aa         2,784,375
            8,900,000   SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                           (Whispering Lake), Ser. A-11, FSA, 7.1s, 1/1/30                                 Aaa        9,689,875
                                                                                                                   ------------
                                                                                                                     12,474,250

Nebraska (1.8%)
-------------------------------------------------------------------------------------------------------------------------------
            1,900,000   NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                           Ser. B, GNMA Coll., 11.14s, 3/15/22                                             Aaa        2,116,125
            4,875,000   NE Investment Fin. Auth. Single Fam. Mtge.
                           Rev. Bonds, Ser. 1, GNMA Coll, 8 1/8s, 8/15/38                                  Aaa        4,992,390
                                                                                                                   ------------
                                                                                                                      7,108,515

Nevada (1.9%)
-------------------------------------------------------------------------------------------------------------------------------
            6,500,000   Clark Cnty., Indl. Dev. Rev. Bonds (Nevada Power
                           Co.), 7.8s, 6/1/20                                                              Baa3       6,995,625
              500,000   Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
                           Corp.), Ser. B, 7 1/2s, 9/1/32                                                  Baa2         555,625
                                                                                                                   ------------
                                                                                                                      7,551,250
New York (7.2%)
-------------------------------------------------------------------------------------------------------------------------------
            4,000,000   Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                           Ser. A, 5 1/4s, 12/1/26                                                         A-         3,955,000
            2,000,000   NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn Navy
                           Yard Cogen. Partners), Ser. G, 5 3/4s, 10/1/36                                  Baa3       2,040,000
            4,100,000   NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                           Ser. B, 5 3/4s, 6/15/26                                                         A2         4,346,000
                           NY State Dorm. Auth. Rev. Bonds
            4,500,000     (City U. Syst.), Ser. F, 7 7/8s, 7/1/17                                          Aaa        4,933,125
            6,250,000     (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                                      AAA        6,812,500
            2,000,000     (City U. Syst.), Ser. A, 7 5/8s, 7/1/20                                          Aaa        2,185,000
            3,780,000   Triborough Bridge & Tunnel Auth. Gen. Purpose
                           Rev. Bonds, Ser. A, 5s, 1/1/24                                                  Aa         3,690,225
                                                                                                                   ------------
                                                                                                                     27,961,850

Ohio (1.5%)
-------------------------------------------------------------------------------------------------------------------------------
            5,000,000   OH State Air Quality Dev. Auth. Rev. Bonds
                           (Cleveland Co.), FGIC, 8s, 12/1/13                                              Aaa        5,781,250

Pennsylvania (4.3%)
-------------------------------------------------------------------------------------------------------------------------------
            2,690,000   Allegheny Cnty., Res. Fin. Auth. Mtge. Rev. Bonds
                           (Single Fam.) Ser. M, GNMA Coll., 7.9s, 6/1/11                                  Aaa        2,831,225
            5,000,000   Montgomery Cnty., Indl. Dev. Auth. Resource Recvy.
                           Rev. Bonds, 7 1/2s, 1/1/12                                                      A          5,250,000
            7,600,000   PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                           MBIA, 10.717s, 3/1/20                                                           Aaa        8,654,500
                                                                                                                   ------------
                                                                                                                     16,735,725

Puerto Rico (1.7%)
-------------------------------------------------------------------------------------------------------------------------------
            7,000,000   Cmnwlth. of PR, Hwy. Trans. Auth. Rev. Bonds,
                           Ser. A, 5s, 7/1/38                                                              A          6,746,250

Tennessee (3.9%)
-------------------------------------------------------------------------------------------------------------------------------
            2,600,000   Metropolitan Govt. Nashville & Davidson Cnty.
                           Tenn. Wtr. & Swr. IFB, AMBAC, 8.114s, 1/1/22                                    Aaa        3,029,000
           10,900,000   SCA Tax Exempt Trust Multi-Fam. Mtge.
                           Rev. Bonds (Steeplechase Falls), Ser. A-10, FSA,
                           7 1/8s, 1/1/30                                                                  Aaa       12,167,125
                                                                                                                   ------------
                                                                                                                     15,196,125
Texas (11.7%)
-------------------------------------------------------------------------------------------------------------------------------
           11,500,000   Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                           Corp.), 6 3/8s, 4/1/21                                                          Baa2      12,448,750
            2,770,000   Austin, Indpt. School Dist. G.O. Bonds, 5 3/4s,
                           8/1/15                                                                          Aaa        2,932,738
            2,500,000   Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                           (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                       AAA/P      2,900,000
            5,000,000   Brazos River, Poll. Control Auth. Rev. Bonds
                           (TX Utils. Elec. Co.) Ser. A, 7 7/8s, 3/1/21                                    Baa1       5,475,000
            2,500,000   Dallas Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                           Rev. Bonds (American Airlines, Inc.),
                           7 1/2s, 11/1/25                                                                 Baa2       2,700,000
            4,390,000   Matagorda Cnty., Poll. Control Rev. Bonds
                           (Houston Pwr. & Lt. Co.), Ser. D, FGIC,
                           7.6s, 10/1/19                                                                   Aaa        4,680,838
            8,000,000   North Central Hlth. Fac. Dev. Corp. IFB
                           (Presbyterian Hlth. Care Syst.), Ser. C,
                           MBIA, 9.265s, 6/22/21                                                           Aaa        9,440,000
            4,500,000   TX State G.O. Bonds (Nat'l. Research Lab.
                           Communication Superconductor),
                           7 1/8s, 4/1/20                                                                  Aaa        4,831,870
                                                                                                                   ------------
                                                                                                                     45,409,196

Utah (4.6%)
-------------------------------------------------------------------------------------------------------------------------------
            3,000,000   Carbon Cnty., Solid Waste Disp. (Laidlaw Env.),
                           Ser. A, 7.45s, 7/1/17                                                           B-/P       3,341,250
           13,000,000   Utah Pwr. Supply Rev. Bonds (Intermountain
                           Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                                        AAA       14,397,500
                                                                                                                   ------------
                                                                                                                     17,738,750

Vermont (1.3%)
-------------------------------------------------------------------------------------------------------------------------------
            4,765,000   VT Edl. & Hlth. Bldgs. Fin. Agcy. Rev. Bonds
                           (Brattleboro Memorial Hosp.), 7s, 3/1/24                                        BBB        5,175,981

Wisconsin (2.4%)
-------------------------------------------------------------------------------------------------------------------------------
            3,400,000   WI Hsg. & Econ. Dev. Auth. Rev. Bonds,
                           Ser. B, 7.05s, 11/1/22                                                          A1         3,650,750
            5,600,000   WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                           (United Hlth. Group, Inc.), Ser. B, MBIA,
                           5 1/2s, 2020                                                                    Aaa        5,747,000
                                                                                                                   ------------
                                                                                                                      9,397,750
-------------------------------------------------------------------------------------------------------------------------------
                        Total Investments (cost $361,160,149) (b)                                                $  383,589,812
-------------------------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $389,523,726.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(b)   The aggregate identified cost on a tax basis is $361,160,940, resulting in gross unrealized appreciation and depreciation of $24,320,266 and $1,891,394, respectively, or net unrealized appreciation of $22,428,872.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      May 31, 1998 was $7,082,000 or 1.8% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1998.

      The fund had the following industry group concentrations greater than 10% at May 31, 1998 (as a percentage of net assets):

            Utilities              24.6%
            Transportation         19.8
            Hospitals/Health care  16.2
            Housing                11.3

      The fund had the following insurance concentration greater than 10% at May 31, 1998
      (as a percentage of net assets):

            MBIA                   15.0%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998 (Unaudited)

Assets
-------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $361,160,149) (Note 1)                                              $383,589,812
-------------------------------------------------------------------------------------------------
Cash                                                                                    1,537,122
-------------------------------------------------------------------------------------------------
Interest receivable                                                                     6,729,133
-------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            185,000
-------------------------------------------------------------------------------------------------
Total assets                                                                          392,041,067

Liabilities
-------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   1,746,921
-------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              678,543
-------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                 49,223
-------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                              10,170
-------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                1,100
-------------------------------------------------------------------------------------------------
Other accrued expenses                                                                     31,384
-------------------------------------------------------------------------------------------------
Total liabilities                                                                       2,517,341
-------------------------------------------------------------------------------------------------
Net assets                                                                           $389,523,726

Represented by
-------------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (1,400 shares authorized and
outstanding at $100,000 per share) (Note 4)                                          $140,000,000
-------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)               230,042,753
-------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            4,922,155
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                  (7,870,845)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                             22,429,663
-------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $389,523,726

Computation of net asset value
-------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                 $140,000,000
-------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on
remarketed preferred shares                                                                29,916
-------------------------------------------------------------------------------------------------
Net assets allocated to remarketed
preferred shares -- liquidation preference                                           $140,029,916
-------------------------------------------------------------------------------------------------
Net assets available to common shares                                                $249,493,810
-------------------------------------------------------------------------------------------------
Net asset value per common share
($249,493,810 divided by 20,743,267 shares)                                                $12.03
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1998 (Unaudited)

Tax exempt interest income:                                                           $12,760,746
-------------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        1,345,385
-------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                            181,023
-------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           7,336
-------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            3,273
-------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     8,621
-------------------------------------------------------------------------------------------------
Auditing                                                                                   31,682
-------------------------------------------------------------------------------------------------
Legal                                                                                      17,427
-------------------------------------------------------------------------------------------------
Exchange listing fees                                                                      23,991
-------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                    211,554
-------------------------------------------------------------------------------------------------
Other                                                                                       3,663
-------------------------------------------------------------------------------------------------
Total expenses                                                                          1,833,955
-------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (16,205)
-------------------------------------------------------------------------------------------------
Net expenses                                                                            1,817,750
-------------------------------------------------------------------------------------------------
Net investment income                                                                  10,942,996
-------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                         (853,243)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                            1,852,575
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                   999,332
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $11,942,328
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                 Six months ended        Year ended
                                                                                           May 31       November 30
                                                                                             1998*             1997
-------------------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $ 10,942,996      $ 22,541,282
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (853,243)        1,176,166
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              1,852,575         3,151,505
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   11,942,328        26,868,953
-------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income                                                             (2,625,996)       (5,144,062)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $29,916
and $29,536 respectively)                                                               9,316,332        21,724,891
-------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income                                                             (9,935,967)      (19,741,555)
-------------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                                           1,312,301         2,357,814
-------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              692,666         4,341,150

Net assets
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   388,831,060       384,489,910
-------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $4,922,155 and $6,541,122, respectively)                                   $389,523,726      $388,831,060
-------------------------------------------------------------------------------------------------------------------
Number of fund shares
-------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                       20,646,799        20,470,991
-------------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                             96,468           175,808
-------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                             20,743,267        20,646,799
-------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                              1,400             1,400
-------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                         May 31
operating performance         (Unaudited)                                    Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year
(common shares)                   $12.05           $11.94           $12.37           $11.22           $13.44           $12.36
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .53             1.09             1.06             1.17             1.20             1.32
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .06              .23             (.28)            1.23            (2.03)             .91
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .59             1.32              .78             2.40             (.83)            2.23
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders              (.48)            (.96)            (.96)            (.94)            (.97)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders           (.13)            (.25)            (.25)            (.28)            (.19)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                --               --               --               --             (.21)              --
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders             --               --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                --               --               --             (.02)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders             --               --               -- (d)         (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.61)           (1.21)           (1.21)           (1.25)           (1.39)           (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year
(common shares)                   $12.03           $12.05           $11.94           $12.37           $11.22           $13.44
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of year
(common shares)                  $13.937          $14.750          $13.625          $13.500          $11.880          $14.000
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market price
(common shares) (%)(a)             (2.09)*          16.25             8.65            22.95            (6.74)           13.54
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $389,524         $388,831         $384,490         $391,003         $364,814         $405,670
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .73*            1.43             1.49             1.50             1.45             1.40
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.32*            7.13             6.84             7.50             8.07             8.59
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             15.36*           26.91           146.43           122.65            78.97            33.73
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Distributions in excess of net realized gain to the preferred stockholders amounted to less than $0.01 per common share.




Notes to financial statements
May 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1997, the fund had a capital loss carryover of approximately $2,632,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover       Expiration
--------------    -----------------
 $1,985,000       November 30, 2004
    647,000       November 30, 2005

D) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on May 31, 1998 was 3.90%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1998, fund expenses were reduced by $16,205 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $540 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Tustees in the Statement of operations. Accrued pension liability is included n Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $29,856,895 and $36,262,890, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 1998, no such restrictions have been placed on the fund.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
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--------------------

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